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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K/A of The Enstar Group, Inc. (the "Corporation") for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chairman and Chief Executive Officer of the Corporation, certifies that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

                  /s/ Nimrod T. Frazer
--------------------------------------------------------
Nimrod T. Frazer
Chairman and Chief Executive Officer
(Principal Executive Officer)
September 19, 2006

A signed original of this written statement required by Section 906 has been provided to The Enstar Group, Inc. and will be retained by The Enstar Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.